THIRD AMENDMENT AND WAIVER DATED AS OF OCTOBER 15, 1999
                TO CREDIT AGREEMENT DATED AS OF FEBRUARY 1, 1999


                  This Third Amendment and Waiver (this "Amendment"), dated as of October 21, 1999, is made by and among ALLIED PRODUCTS CORPORATION, a Delaware corporation (the "Company"), the financial institutions parties hereto (the "Banks"), and Bank of America, N.A. (formerly known as Bank of America
National Trust and Savings Association), as agent for the Banks (in such capacity, the "Agent"). Terms defined in the Credit Agreement (as hereinafter defined) shall have the same respective meanings when used herein and the provisions of Section 13 of the Credit Agreement shall apply to this Amendment.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 1, 1999 (as amended or modified and in effect on the date hereof, the "Credit Agreement") which provides, subject to the terms thereof, for the Banks to extend credit to the Company (in the form of Revolving Loans or Letters of Credit) through November 29, 1999;

                  WHEREAS, pursuant to that certain letter agreement ("Bush Hog Letter of Intent") dated July 15, 1999 among the Company, CC Industries, Inc. and Henry Crown and Company, the parties thereto agreed, subject to reaching a definitive agreement ("Definitive Agreement"), to form a joint venture that would own and operate the Bush Hog and Great Bend Manufacturing Company divisions (collectively "Divisions") of the Company through a newly formed Delaware limited liability company ("Newco" and sometimes also called "Bush Hog, L.L.C.");

                  WHEREAS, on or about October 21, 1999 the Company, Bush Hog, L.L.C. and Bush Hog Investors, L.L.C., a Delaware limited liability company ("Crown") entered into the Definitive Agreement entitled Limited Liability Company Interest Purchase and Asset Contribution Agreement dated as of October 21, 1999 (the "Purchase Agreement"), which provides, among other things, for the Company to (i) form Newco and initially own 100% of the membership interests therein (the "Newco Formation"), (ii) contribute to Newco assets (the "Purchased Assets") representing substantially all of the assets (other than Excluded Assets as defined in the Purchase Agreement) of the Divisions, subject to various Assumed Liabilities (as defined in the Purchase Agreement) and further subject to various Permitted Exceptions (as defined therein), including the liens of the Agent pursuant to the Collateral Documents (the "Newco Contribution"), (iii) on or before December 31, 1999, sell to Crown 80.1% of the limited liability interests in Newco (the "Crown Interests") for a cash purchase price of approximately $120,000,000, subject to adjustment as provided in the Purchase Agreement (such sale being herein called the "Newco Sale"), and (iv) the Company and Crown to enter into a Limited Liability Company Agreement (the "Newco Operating Agreement, and together with the Newco Formation, the Newco Contribution, and the Newco Sale, collectively, the "Newco Transactions");

                  WHEREAS, the Company has requested that the Banks (i) amend the Credit Agreement so as to, among other things, extend the Revolving Termination Date to December 31, 1999, (ii) consent to the Newco Transactions,
(iii) waive the Company's non-compliance as of certain dates with the cash flow and fixed charge covenants, and (iv) agree to certain other modifications to the Credit Agreement as described herein; and

                  WHEREAS, the Banks and the Agent are willing to so consent and to so amend and modify the Credit Agreement, subject to the terms and conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                                  I. AMENDMENT
                                     ---------

                  The Credit Agreement is hereby amended as follows:

                  1.1 Commitment.  Section  1.1.3 of the  Credit  Agreement  is
                      ----------
         amended so that the table therein shall read in its entirety:

                                  DATE OR PERIOD                     AMOUNT
                                  --------------                     ------

                       February 1, 1999 through March 31, 1999     $140,000,000
                       April 1, 1999 through December 30, 1999     $135,000,000
                       December 31, 1999                               Zero

                  1.2 Operating Cash Flow.  Section 10.5.2 of the Credit
                      -------------------
         Agreement is amended to read in its entirety as follows:

                           SECTION  10.5.2 Minimum  Consolidated  Operating Cash
                  Flow. As of the end of any calendar month, not permit its Consolidated Operating Cash Flow (measured monthly on a cumulative basis for the related calendar year), to be less than the amount applicable to such calendar month as follows:

                                  Calendar Month Ending                Amount
                                  ---------------------                ------

                                  August 31, 1999                $    518,000
                                  September 30, 1999             $  3,284,000
                                  October 31, 1999               $  1,621,000
                                  November 30, 1999              $  2,589,000

                  1.3 Newco.  Section 10.22 is amended by adding thereto
                      ------
         Section 10.22(c) as follows:

                           (c) Without limitation of the foregoing,  the Company
                  agrees that it will (i) execute and deliver to the Agent the Company Pledge Agreement and (ii) cause Newco to execute and deliver to the Agent the Newco Security Agreement, and the Newco Guaranty, in each case accompanied by such supporting documents as the Agent shall require.

                  1.4 Borrowing  Base  Overadvance.  Section  13 of the  Credit
                      ----------------------------
         Agreement is amended by adding the following at the bottom of the table in the definition of Borrowing Base Overadvance:

                             December 1999                      $60,754,000


                  1.5 Extension of Revolving Termination Date. Section 13 of the
                      ---------------------------------------
         Credit Agreement is further amended so that the definition of Revolving Termination Date shall read in its entirety as follows:

                      Revolving  Termination  Date shall mean  December 31,1999.

                  1.6 Collateral  Documents.  Section 13 of the Credit Agreement
                      ---------------------
          is further  amended by adding  thereto the following definitions:

                      Company Collateral Documents shall mean all Collateral
                      ----------------------------
          Documents to   which   the   Company   is  a   party   or signatory.

                      Company  Pledge   Agreement  shall  mean  the  Pledge
                      ---------------------------
          Agreement of the Company, substantially in the form of Exhibit F, as the same may be amended or modified from time to time.

                      Company Pledge  Agreement  (Deposit  Accounts)  shall
                      ----------------------------------------------
          mean the Pledge Agreement (Deposit Accounts) dated as of May 12,1999 of the Company, a copy of which is attached in the form of Exhibit G, as the same may be amended or modified from time to time

                      Company  Security  Agreement  shall mean the Security
                      ----------------------------
          Agreement dated as of May 12, 1999 of the Company, a copy of which is attached in the form of Exhibit H, as the same may beamended or modified from time to time.

                      Newco shall mean Bush Hog L.L.C.
                      -----

                      Newco Collateral Documents shall mean all Collateral
                      --------------------------
          Documents to which Newco is a party or signatory.

                      Newco Guaranty  shall mean the Guaranty  Agreement of
                      --------------
          Newco, substantially in the form of Exhibit I, as the same may be amended or modified from time to time.

                      Newco Security Agreement  shall  mean  a  Security
                      ------------------------
          Agreement of Newco, substantially in the form of Exhibit J, as the same may be amended or modified from time to time.

                  1.7 Loan Documents.  Section 13 of the Credit  Agreement is
                      --------------
          further amended by adding the following at the end ofthe definition of Loan Documents:

                      The term "Loan Documents" includes, without limitation, all Collateral Documents.

                  1.8 Subsidiary  Definition. Section 13 of the Credit Agreement
                      ----------------------
          is further amended by adding the following at the end of the definition of Subsidiary:

                  The term "Subsidiary" includes, without limitation, Bush Hog, L.L.C.

                  1.9 Exhibits. The Credit Agreement is further amended by
                      --------
          adding thereto Exhibits F, G, H, I, J and K in the forms attached hereto.


                            II. CONSENTS AND RELEASES
                                ---------------------

                  2.1 Consent to Newco Formation. Notwithstanding Sections 10.14
                      --------------------------
of the Credit Agreement, the Banks hereby consent to the Newco Formation, such consent being subject to the conditions specified in Section 4.2 of this Amendment.

                  2.2 Consent to Newco  Contribution.  Notwithstanding  Section
                      ------------------------------
10.14 of the Credit Agreement, the Banks hereby consent to the Newco Contribution, such consent being subject to (i) the conditions specified in
Section 4.2 of this Amendment, (ii) the condition that the Newco Contribution shall not occur until immediately prior to the consummation of the Newco Sale, and (iii) the condition that until the release by the Agent pursuant to Section
2.5 of this Amendment, the Agent shall continue to have a first perfected security interest in all of the assets of Newco (other than real estate interests which are not fixtures).

                  2.3 Consent to Newco Sale.  Notwithstanding  Section  10.13 of
                      ---------------------
the Credit Agreement, the Banks hereby consent to the Newco Sale, subject to (i) the receipt by the Agent of immediately available funds (not to be less than $118,000,000) representing the Net Sale Proceeds of the Bush Hog Purchase Price and (ii) the application thereof to the payment or prepayment of the Liabilities pursuant to Section 6.3 of the Credit Agreement.

                  2.4.Consent to Newco  Operating  Agreement.  Notwithstanding
                      --------------------------------------
Sections 10.13 and 10.14 of the Credit Agreement, the Banks hereby consent to the execution by the Company and Newco of the Purchase Agreement and the Newco Operating Agreement.

                  2.5 Releases.  Concurrently  with the receipt by the Agent of
                      --------
immediately available funds (not to be less than $118,000,000) representing the Net Sale Proceeds of the Bush Hog Purchase Price, the Agent shall (and the Banks hereby direct the Agent to), (i) release the security interest of the Agent in the assets of Newco and in the assets of the Company representing the Crown Interests, and (ii) release the Newco Guaranty, all pursuant to a Release to be executed by the Agent substantially in the form of Exhibit K hereto (it being understood, however, that the Agent shall retain its security interest in all of the assets of the Company not hereinabove specifically released).


                                   III. WAIVER
                                        ------

                  3.1 Waiver.  The Banks hereby waive (i)  noncompliance  by the
                      ------
Company as of August 31, 1999 and September 30, 1999 with the minimum consolidated operating cash flow provision of Section 10.5.2 of the Credit Agreement, and (ii) noncompliance by the Company for the Fiscal Quarter ended September 30, 1999 with the fixed charge coverage provision of Section 10.7 of the Credit Agreement.

                  3.2 Limitation on Waiver.  Except as specifically set forth in
                      --------------------
Section 3.1 hereof, the foregoing waiver is specific in time and in intent and does not constitute, nor shall it be construed as, a waiver of any other right, power or privilege under the Credit Agreement, or under any agreement, contract, indenture, document or other instrument mentioned in the Credit Agreement; nor does the foregoing waiver preclude other or further exercise of any right, power or privilege under this Amendment or the exercise of any other right, power or privilege, nor shall the waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document, or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

                                   IV. GENERAL
                                       -------

                  4.1 Representations.   The  Company  hereby  represents  and
                      ---------------
warrants to the Banks and the Agent that:

                  (a) The Company is a corporation duly existing and in good standing under the laws of Delaware.

                  (b) Newco is a limited liability company duly existing and in good standing under the laws of Delaware.

                  (c) The execution, delivery and performance by the Company of this Amendment and the Company Collateral Documents are within the Company's power and authority, have been duly authorized by all necessary corporate action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Certificate of Incorporation or By-laws of the Company or its Subsidiaries, or of any other agreement binding upon the Company or its Subsidiaries or their respective property.

                  (d) The execution, delivery and performance by Newco of the Newco Collateral Documents are within Newco's power and authority, have been duly authorized by all necessary action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the articles of organization or operating agreement of Newco, or of any other agreement binding upon Newco or its property.

                  (e) This Amendment and the Company Collateral Documents constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  (f) The Newco Collateral Documents constitute the legal, valid, and binding obligations of Newco, enforceable against Newco in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  (g) As security for the Liabilities, the Agent has (or in the case of Newco will have immediately following the Newco Formation) a valid first priority perfected security interest in all assets of the Company and Newco (other than real estate interests which do not constitute fixtures).

                  (h) Except for any Event of Default or Unmatured Event of Default which will be cured by this Amendment becoming effective, no Event of Default or Unmatured Event of Default has occurred and is continuing or will result from this Amendment.

                  (i) The Company has furnished to the Banks a true and correct copy of the Purchase Agreement (including attachments thereto).

                  4.2 Conditions Precedent to Effectiveness.  This  Amendment
                      -------------------------------------
shall become effective as of October 21, 1999 (the "Effective Date"), subject, however, to the receipt by the Agent of the following, each appropriately completed and duly executed as required and otherwise in form and substance reasonably satisfactory to the Agent:

                  (a) counterparts of this Amendment, executed by the Company and the Banks.

                  (b)  the Newco Security Agreement, executed by Newco;

                  (c)  the Newco Guaranty, executed by Newco;

                  (d) the Company Pledge Agreement, executed by the Company, together with (i) all certificates and instruments representing the entire membership interest of the Company in Newco, and (ii) the agreement of Newco that it will comply with instructions originated by the Agent without further consent of the Company;

                  (e) certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment;

                  (f) certified copies of the articles of organization and the operating agreement of Newco as in effect on the Effective Date, certified by an authorized person as of the Effective Date;

                  (g) a good standing certificate for Newco from the Secretary of State of the State of Delaware (or similar, applicable Governmental Authority) as of a recent date;

                  (h) an opinion of Gardner, Carton and Douglas, counsel to the Company and Newco, substantially in the form of Exhibit I attached hereto;

                  (i) an opinion of Mark Standefer, counsel to the Company and Newco substantially in the form of Exhibit II hereto;

                  (j) acknowledgment copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Agent, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent in accordance with applicable law;

                  (k) written advice relating to such Lien and judgment searches as the Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral furnished by Newco is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                  (l) evidence of the payment of all legal fees and expenses of the Agent heretofore billed to the Company;

                  (m) A certificate of the President or a Vice-President of the Company to the effect that (i) all necessary consents or approvals with respect to this Amendment have been obtained; and (ii) attached thereto is a true and correct copy of the Purchase Agreement;

                  (n) A certificate of the Secretary or Assistant Secretary of the Company, certifying the name(s) of the officer(s) of the Company authorized to sign this Amendment and the documents related hereto on behalf of the Company; and

                  (o) Such other instruments, agreements and documents as the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to the Banks.

                  4.3 Documents Remain in Effect.  Except as amended or modified
                      --------------------------
by this Amendment, the Credit Agreement remains in full force and effect and the Company confirms that its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as if made on the date hereof, except where such representation, warranty, agreement or covenant speaks as of a specified date. References to the Credit Agreement in any other document shall be deemed to include a reference to the Credit Agreement as amended or modified hereby, whether or not reference is made to this Amendment.

                  4.4 Expenses. The Company covenants to pay to or reimburse the
                      --------
Agent, upon demand, for all costs and expenses (including legal expenses) in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the Loan Documents.

                  4.5 Miscellaneous.
                      -------------

                  (a)  Section   headings   used  in  this   Amendment  are  for
convenience of reference only, and shall not affect the construction of this Amendment.

                  (b) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

                  (c) All obligations of the Company and rights of the Banks and the Agent, that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

                  (d) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  (e) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

                  (f) This Amendment shall be binding upon and inure to the benefit of the parties and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (g) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  (h) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 15.1 of the Credit Agreement.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.

                                         ALLIED PRODUCTS CORPORATION, a
                                         Delaware corporation



                                         By:     /s/ Mark C. Standefer
                                                 ---------------------
                                         Name:       Mark C. standefer
                                                 ---------------------
                                         Title:      Vice President
                                                 ---------------------


                                         BANK OF AMERICA , N.A. (formerly
                                         known as Bank of America National Trust
                                         and Savings Association), as Agent



                                         By:     /s/ David A. Johnson
                                                 -----------------------
                                         Name:       David A. Johnson
                                                 -----------------------
                                         Title:      Vice President
                                                 -----------------------


                                         BANK OF AMERICA , N.A. (formerly known
                                         as Bank of America National Trust and
                                         Savings Association), in its individual
                                         corporate capacity



                                         By:     /s/ Peter J. Gates, Jr.
                                                 -----------------------
                                         Name:       Peter J. Gates, Jr.
                                                 -----------------------
                                         Title:      Vice President
                                                 -----------------------

                                         LASALLE NATIONAL BANK


                                         By:     /s/ Mary Lou Bartlett
                                                 ------------------------
                                         Name:       Mary Lou Bartlett
                                                 ------------------------
                                         Title:      First Vice President
                                                 ------------------------